                                                                  EXHIBIT 23(a)


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of UNOVA, Inc. on Form S-8 of our report dated February 12, 1999, appearing in the Annual Report on Form 10-K of UNOVA, Inc. for the year ended December 31, 1998.




Deloitte & Touche LLP
Los Angeles, California

May 26, 1999






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